Revenue	6 Months Ended
Jun. 30, 2018
Revenue from Contract with Customer [Abstract]
Revenue
Revenue
Revenue disaggregated by customer profile is as follows:

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
	(in thousands)		(in thousands)

Top client	$90,526	$86,239	$156,344	$190,922
Clients 2-5	168,305	92,852	336,773	183,163
Clients 6-10	104,301	52,853	221,366	106,283
Clients 11-25	125,758	79,633	246,065	149,008
Other	152,720	119,446	301,187	233,601

Total	$641,610	$431,023	$1,261,735	$862,977
Trade accounts receivable, unbilled services and payments on account

Trade accounts receivables and unbilled revenue are as follows:

	June 30, 2018	December 31, 2017
	(in thousands)
Contract assets:
Billed services (accounts receivable)	$412,933	$388,431
Unbilled services (unbilled revenue)	274,501	268,509
Trade accounts receivable and unbilled revenue	687,434	656,940
Allowance for doubtful accounts	(8,361)	(8,930)

Trade accounts receivable and unbilled revenue, net	$679,073	$648,010

Unbilled services and payments on account were as follows:

(in thousands, except percentages)	June 30, 2018	December 31, 2017	$ Change	% Change

Unbilled services (unbilled revenue)	$274,501	$268,509	$5,992	2.2%
Unearned revenue (payments on account)	(326,741)	(298,992)	(27,749)	9.3%

Net balance	$(52,240)	$(30,483)	$(21,757)	(71.4)%

Unbilled services as at June 30, 2018 increased by $6.0 million as compared to December 31, 2017. Adoption of ASC 606 as at January 1, 2018 resulted in a net reduction in unbilled revenue of $42 million. Unbilled services/revenue balances arise where invoicing or billing is based on the timing of agreed milestones related to service contracts for clinical research. Payments on account increased by $27.7 million over the same period resulting in a decrease of $21.8 million in the net balance of unbilled services and payments on account between December 31, 2017 and June 30, 2018. These fluctuations are primarily due to timing of payments and invoicing related to the Group's clinical trial management contracts.

The bad debt expense recognized on the Group's receivables and unbilled services was de minimis for the three and six months ended June 30, 2018.

As of June 30, 2018 approximately $5.0 billion of revenue is expected to be recognized in the future in respect of unrealized performance obligations. The Company expects to recognize revenue on approximately 40% of the unrealized performance obligation over the next 12 months, with the remainder recognized thereafter over the duration of the customer contracts.